EXHIBIT 99.17

                               POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Freedom Investment Trust III (the "Trust"), do hereby severally constitute and appoint Edward J. Boudreau, Jr., Hugh A. Dunlap, Jr., James B. Little and Thomas H. Drohan, and each of them acting singly, as our true and lawful attorneys, with full powers to them and each of them to sign for us. in our names in the capacities indicated below, any and all amendments to the Registration Statement of the Trust on Form N-1A or N-14 filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all said amendments to the Registration Statement.

         IN WITNESS WHEREOF, we have hereunto set our hands on the date indicated below.

SIGNATURE                                   TITLE               DATE AS OF:
---------                                   -----               -----------

                                    Chairman, Trustee
/s/ Edward J. Boudreau, Jr.         and Principal             June 25, 1992
--------------------------          Executive Officer
Edward J. Boudreau, Jr.


                                    Treasurer, Principal
                                    Accounting Officer
/s/ James B. Little                 and Principal             June 25, 1992
--------------------------          Financial Officer
James B. Little


/s/ William Barron                   Trustee                  June 25, 1992
--------------------------
William Barron


/s/Douglas M. Costle                 Trustee                  June 25, 1992
--------------------------
Douglas M. Costle


/s/Hugh A. Dunlap, Jr.               Trustee                  June 25, 1992
--------------------------
Hugh A. Dunlap, Jr.


/s/Leland D. Erdahl                  Trustee                  June 25, 1992
--------------------------
Leland D. Erdahl


/s/Richard A. Farrell                Trustee                  June 25, 1992
--------------------------
Richard A. Farrell

/s/Patrick Grant                     Trustee                  June 25, 1992
--------------------------
Patrick Grant


/s/Ralph Lowell, Jr.                 Trustee                  June 25, 1992
--------------------------
Ralph Lowell, Jr.


/s/John A. Moore                     Trustee                  June 25, 1992
--------------------------
John A. Moore


/s/John W. Pratt                     Trustee                  June 25, 1992
--------------------------
John W. Pratt


/s/William F. Glavin                 Trustee                  December 14, 1992
--------------------------
William F. Glavin


/s/Patti McGill Peterson             Trustee                  August 17, 1993
--------------------------
Patti McGill Peterson


corpsec/edgar/fit3/pwers